April 15, 1999

Dear Fellow Social Responsibility Shareholder,

Our financial performance in the March quarter was quite strong--up 6.4%. This performance once again exceeded both our quarterly benchmarks, beating the S&P 500 and Lipper's Growth and Income Funds average. Among growth and income funds, we ranked 64th of 763 in the last quarter, 26th of 727 in the last year, and 24th of 509 in the last three years. On a cumulative basis since inception in August 1994, we are leading the growth and income fund average by 5% a year, although still trailing the S&P 500 by 2% a year. I'm still looking to overtake the S&P once again. On the social screening front we continue to add some dynamic companies to our portfolio.

Financial Performance Summary
-----------------------------

During the March quarter, we continued to outpace our competition (Growth and Income Funds) by a significant margin while closing the gap with our primary index benchmark (the S&P 500 Index). The following table presents SEC standardized performance for the March quarter, one year, and life-to-date**:

                                       March Qtr.       1 Year     Life-to-Date
                                         1/1/99         4/1/98      8/5/94 to
                                       to 3/31/99     to 3/31/99    3/31/99**
                                       ----------     ----------   ------------
  Social Responsibility Portfolio         6.4%          24.2%         25.5%
  S&P 500 Index (large stocks)*           5.0%          18.6%         27.5%
  Lipper Growth and Income Funds*         2.1%           6.8%         20.4%

*The S&P 500 is an unmanaged index of large stocks, with dividends reinvested. The Lipper Growth and Income Funds reflect the aggregate record of domestic growth mutual funds as reported by Lipper Analytical Services, Inc. Past performance does not guarantee future returns. ** Life-to-date returns are annualized; quarterly returns are not annualized.

Explanation of Financial Performance
------------------------------------

At the beginning of the quarter, our two largest "sector" concentrations remained retail (19.1% of net assets) and healthcare (17.1% of net assets). The performance of both of these sectors boosted our quarterly returns and offset the poor showing by most of our recently added small stocks. You may recall from our last shareholder report that we had increased our small stocks from 7% to 16.5% of assets. In hindsight, this change turned out to be premature; the majority of our small stocks had a negative return for the quarter. However, there was one major exception. For the second successive quarter, Unify Corporation was our top performer. Following on the heels of a 200% increase in the December quarter, this software developer rose another 73% in the recent quarter.

Largest Positions
-----------------

Our largest ten portfolio positions on March 31, 1999 are listed below. Unify represented only 2% of assets at the time of purchase; through appreciation, it has become our largest holding. This stock has truly caught the stock market "Internet wave."

  Rank   Description                         Industry                      % Net Assets
  ----   -----------                         --------                      ------------
    1    Unify Corp.                         Data Processing-Software           7.3%
    2    Microsoft Corp                      Data Processing-Software           6.3%
    3    Gap, Inc.*                          Retail Stores                      5.2%
    4    International Business Machines     Data Processing-Hardware           4.8%
    5    Home Depot, Inc.                    Retail Stores                      4.2%
    6    Viacom, Inc.                        Leisure-Amusement                  3.9%
    7    Starbucks                           Retail Stores                      3.9%
    8    Airtouch Communications             Telecommunications                 3.7%
    9    Chase Manhattan Bank                Finance                            3.6%
    10   Pfizer, Inc.                        Drugs-Generic and OTC              3.4%
                                                                               ----
         Total                                                                 46.3%

*The Gap is currently under study relative to some social issues. We will report on our findings in the next quarterly shareholder letter. My thanks to our shareholder who brought these issues to our attention. In the meantime, we will not make further purchases of this stock.

Stock Additions
---------------

With the March quarter influx of new cash, we continued to add to positions in our largest companies, International Business Machines, Microsoft, and Xerox, and added Chase Manhattan Bank to the Portfolio. We also added two new small companies, Mid-State Bancshares and Horizon Organic Holdings Corporation.

As soon as our Bridgeway analyst, Kim, completed the social screen on Horizon Organic Holdings Corporation, I knew it would be the story stock for this quarter. Horizon is an organic dairy headquartered in Boulder, Colorado with an additional new farm in Maryland. The new farm, once a conventional dairy, is being converted into an organic operation. The surrounding communities are excited that this former eyesore will soon be a facility that will reduce pollution of neighboring waterways and provide local growers with a stable market for organic grain crops. All of the animals at Horizon Farm are granted a clean and stress free environment. Horizon believes that less-stressed cows make for healthier, more productive cows. The cows are given a daily footbath to reduce the chance of a painful hoof disease, they are milked frequently to reduce painful milk build-up, and they are provided with a stress free loafing area. (With the rush of quarter-end, I think I could use some time in the loafing area myself. A footbath doesn't sound half-bad either.) The employees at the company were both helpful and very enthusiastic about Horizon products. It is obvious they believe in their mission. Check out the Horizon Organic products in their colorful packages in your grocer's dairy section. Kim's office decor now includes a carton (It's empty!) of Horizon low-fat chocolate milk on her bookshelf. We're planning to hand out half-gallons at our next board meeting.

Disclaimer
----------

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, March 31, 1999; security positions can and do change thereafter.

More with Less--or I Hate High Expenses
---------------------------------------

Translation: Our expenses (currently 1.5% of your investment annually) are roughly even with the industry equivalent number. Growth in assets will put continued downward pressure on our expense ratio. However, a performance-based fee will increase expenses (though not beyond a 2.0% cap) if our performance starts leading the S&P 500 on a five year cumulative basis.

It's been a while since I visited the issue of what Bridgeway is doing to control costs. I thought I'd take this opportunity to report where we stand on "the bottom line." The expense ratio, portfolio expenses divided by net assets, is a common measure of mutual fund cost efficiency. Over the last four and a half years we have been doing a good job of controlling expenses to the benefit of all shareholders. The table below shows how far we've come:

               Social Responsibility Portfolio Expense Ratio
               ---------------------------------------------
               Fiscal  Year 1995*                     72.83%
               Fiscal  Year 1996*                     16.80%
               Fiscal  Year 1997*                      5.81%
               Fiscal  Year 1998*                      3.81%
               Fiscal  Year 1999* (1st half)           2.51%
               Fiscal  Year 1999   (2nd half)          1.40%

*The Adviser has reimbursed Portfolio expenses to bring the effective expense ratio (the amount the fund actually pays) down to 1.5% of assets for each of these periods.

In spite of the fact that the Portfolio is a fraction of the average growth and income fund size (it's now $3 million in net assets versus $1 billion for the category average), we're doing an equal or better job of controlling expenses. The average expense ratio of 743 growth and income funds is 1.25%. This doesn't include the fact that the average load on these funds is 2.13% versus 0 for Bridgeway. If you average this load over a ten year period, you can argue an equivalent industry total expense ratio of 1.25 + (2.13 / 10) or about 1.5%. Bridgeway Social Responsibility's current expense ratio is 1.4%. Also, our life-to-date performance is 5% per year better than the average of these other funds. Roughly equal expenses, much better returns. A powerful combination.

Actually, I have just given you the simplified version of where we stand on expenses. It's a bit more complicated than the straight-line decline indicated in the table. You may recall that Social Responsibility Portfolio has a performance-based management fee which is quite variable. If we outperform our index benchmark, our management fee can be as high as 1.6%. (The management fee is just one of a fund's expenses; but it is usually the biggest.) If we underperform our index benchmark, the management fee can be as low as 0.2%. You might be thinking that with our excellent performance versus our peers we'd be getting something near the top end of the management fee range. Unfortunately (for the Adviser), this is not so. When we started Social Responsibility, we decided to make the S&P 500 our performance benchmark. Our reasoning followed this train of logic: this Portfolio invests in companies of all sizes; it is strongly slanted toward large companies; there isn't usually a huge difference between large and small company indexes; the S&P 500 is the industry benchmark to beat. However, as indicated on page one of this report, we're still trailing the S&P 500, which has sustained an unusually high level of performance due to Wall Street's infatuation with mega-size companies. So the bottom line is that the Adviser is currently receiving the minimum 0.2% management fee for this Portfolio.

To summarize, if assets continue to rise significantly above the current $3 million level, the expense ratio will continue to fall. On the other hand, if performance rises significantly above the S&P on a trailing five-year basis, the performance fee could take the expense ratio back up to a maximum 2.0%. All things considered, improving the performance of the Portfolio remains both a challenge and a commitment.

New Web Site at Bridgewayfund.com
---------------------------------

Our new web site will have its debut on May 1. As one shareholder put it, "It's time to the enter the twentieth century; the twenty-first century is only around the corner." We decided to wait until we could program it and support it internally. I hope you'll find it substantive and useful. The next time you speak to David, let him know what you think - or you can e-mail him at david@bridgewayfund.com. There are several ways you might use the site. First, we will publish our future shareholder letters on the site as soon as they are available. Click on "Social Responsibility" and then the most current report. This will probably be much faster than waiting for "snail-mail," particularly if you hold our shares through a fund marketplace. Second, you might want to update your social criteria survey on line. Just cut and paste it into an e-mail, and we'll take it from there. Third, you may have a question for us after hours and prefer this medium to answering machines. I'm sure you'll have other ideas. Please pass them on to us!

Social Screens
--------------

As you are probably aware from our prospectus and other materials, one of the unique features of this Portfolio is that you, as owner of our Portfolio, have some say regarding the weighting of our social criteria. We like to say, "We don't tell you what socially responsible means, we want you to tell us." We survey our shareholders for their own weighting of the ten social criteria put forth by the Council on Economic Priorities. The aggregate of these becomes the social weighting of the Portfolio, which we use to rank companies. After ranking all 720 companies in our database according to the social criteria, we run our financial models on the companies in the top fifth of the social ranking. We then exclude any companies which a majority of shareholders votes to exclude (currently tobacco and military contracts). We believe that the companies in our final list are "the cream of the cream."

I am enclosing a survey form for your convenience. If you bought our shares through a fund marketplace and haven't received one previously, please fill it out and send it to: Bridgeway, 5615 Kirby Drive #518, Houston, Texas 77005. You may change your social weighting at any time by sending us an updated form.

This survey is your opportunity to voice your opinions and help make the Portfolio "generally reflective of our shareholders' social criteria."

Business Ethics Article
-----------------------

The Social Responsibility Portfolio was recently a featured fund in Business Ethics Magazine. We thought you might be interested in what an outside source has to say about us, so we're enclosing a copy.

Conclusion
----------

I recently clipped an editorial from an industry publication called Investment News about shareholder reports:

         The object should be to give the customer what he or she wants and needs. For too long the mutual fund industry has provided its customers with reports that have met its own needs.

Please let us know about your ideas. We occasionally get cards or phone calls with suggested improvements, criticisms, or praise. We take them very seriously, share them at our weekly staff meetings and continue to make improvements as a result. In closing, I hope you're as pleased with our first financial steps into calendar 1999 as I am.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery